FIFTH AMENDMENT TO LOAN AGREEMENT

            THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 3rd day of October, 2008, by and among (a) LABARGE, INC., a Delaware corporation (the “Company”) and LABARGE ELECTRONICS, INC., a Missouri corporation (“LaBarge Electronics”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO BANK, NATIONAL ASSOCIATION and NATIONAL CITY BANK OF PENNSYLVANIA (individually, a “Lender” and collectively, the "Lenders") and (c) U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

            WHEREAS, the Borrowers, the Lenders (other than Wells Fargo Bank, National Association) and the Agent are parties to that certain Loan Agreement dated as of February 17, 2004, as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, and that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006 (as so amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

            WHEREAS, Wells Fargo Bank, National Association desires to be added as a Lender under, and as a party to, the Loan Agreement; and

            WHEREAS, National City Bank of Pennsylvania desires to withdraw as a Lender under the Loan Agreement; and

            WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Loan Agreement in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            1.         Wells Fargo Bank, National Association is hereby added as Lender under, and as a party to, the Loan Agreement with a Pro Rata Share of 28.571428571429% and a Revolving Credit Commitment of $7,142,857.14.

            2.         On the effective date of this Amendment, (a) the Company shall prepay in full all of the outstanding Revolving Credit Loans together with all accrued and unpaid interest thereon and any amounts owed under Section 2.14 with respect to such prepayments, (b) after giving effect to the prepayments set forth in (a) above, U.S. Bank and Wells Fargo Bank, National Association shall make such payments to National City Bank of Pennsylvania as shall be necessary to cause the respective Pro Rata Shares of the Lenders in the principal amount of the outstanding Revolving Credit Loans and the principal amount of the outstanding Term Loan (prior to giving effect to the additional advances on the Term Loan in the aggregate amount of $3,500,000.00 to be made by U.S. Bank and Wells Fargo Bank, National Association on the effective date of this Amendment) to be as follows: (i) U.S. Bank – 71.428571428571%, (ii) Wells Fargo Bank, National Association - 28.571428571429%; and (iii) National City Bank of Pennsylvania - 0%, (c) after giving effect to the prepayments set forth in (a) above, each Borrower shall pay to National City Bank of Pennsylvania in full all of the outstanding Borrower’s Obligations (other than the principal amount of the outstanding Revolving Credit Loans and the principal amount of the outstanding Term Loan) owed by such Borrower to National City Bank of Pennsylvania (including, without limitation, all accrued but unpaid interest and all accrued but unpaid fees). Upon receipt of such payments from the other Lenders and the Borrowers, (a) National City Bank of Pennsylvania shall deliver its original Revolving Credit Note to the Company marked “CANCELLED” and (b) National City Bank of Pennsylvania shall deliver its original Term Loan Note to LaBarge Electronics marked “CANCELLED”. From and after the effective date of this Amendment, National City Bank of Pennsylvania shall no longer be a Lender under or a party to, the Loan Agreement or any of the other Transaction Documents or have any right, commitment or obligation of any kind under, the Loan Agreement or any of the other Transaction Documents or any participation interest in any Letter of Credit issued under the Loan Agreement.

            3.         The first “WHEREAS” clause on page 1 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “WHEREAS, (a) the Company has applied for a revolving credit facility from the Lenders consisting of revolving credit loans and letters of credit in an aggregate principal amount of up to $25,000,000.00 (including a swing line subfacility thereunder from U.S. Bank in the principal amount of up to $5,000,000.00) and (b) LaBarge Electronics has applied to the Lenders for a term loan from the Lenders in the aggregate principal amount of $10,000,000.00; and”

            4.         The definitions of “Applicable Commitment Fee Rate”, “Applicable LIBOR Margin” and “Applicable Base Rate Margin” set forth in Section 1.01 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

            “Applicable Commitment Fee Rate, Applicable LIBOR Margin and Applicable Base Rate Margin shall mean the per annum rate shown in the applicable column below based on the applicable Consolidated Debt to Consolidated EBITDA Ratio:

If the Consolidated Debt to Consolidated EBITDA Ratio is, then	Applicable Commitment Fee Rate is	Applicable LIBOR Margin is	Applicable Base Rate Margin is

≥2.0 to 1.0	0.500%	2.250%	0.500%

≥1.5 to 1.0 but < 2.0 to 1.0	0.375%	1.750%	0.000%

< 1.5 to 1.0	0.250%	1.250%	-0.250%

The determination of the Applicable Commitment Fee Rate, the Applicable LIBOR Margin and the Applicable Base Rate Margin as of any date shall be based on the Consolidated Debt to Consolidated EBITDA Ratio as of the end of the most recently ended fiscal quarter of the Company for which financial statements of the Company and its Subsidiaries have been delivered to the Agent and the Lenders pursuant to Section 5.01(a), and shall be effective for purposes of determining the Applicable Commitment Fee Rate, the Applicable LIBOR Margin and the Applicable Base Rate Margin from and after the first day of the first month immediately following the date on which delivery of such financial statements is required until the first day of the first month immediately following the next such date on which delivery of such financial statements of the Company and its Subsidiaries is so required. Notwithstanding the foregoing, if the applicable financial statements for any fiscal quarter of the Company are not delivered to the Agent and the Lenders when due in accordance with Section 5.01(a), then (a) Applicable Commitment Fee Rate shall mean 0.500% per annum, (b) Applicable LIBOR Margin shall mean 2.250% per annum and (c) Applicable Base Rate Margin shall mean 0.500% per annum during the period commencing on the date such financial statements were due and ending on the first (1st) day of the first month immediately following the date on which such financial statements are delivered to the Agent and the Lenders.”

            5.         The definition of “Base Rate” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entiretyand the following substituted in lieu thereof:

            “Base Rate shall mean the Prime Rate.”

            6.         The definition of “Borrower’s Obligations” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entiretyand the following substituted in lieu thereof:

            “Borrower's Obligations shall mean, with respect to each Borrower, any and all present and future indebtedness (principal, interest, fees, collection costs and expenses, and other amounts), liabilities and obligations (including, without limitation, guaranty obligations, letter of credit reimbursement obligations, indemnity obligations, obligations under a Swap Contract between such Borrower and a Lender and obligations under a Treasury Management Agreement between such Borrower and a Lender) of such Borrower to the Agent and/or any Lender evidenced by or arising under or in respect of this Agreement, any Note and/or any other Transaction Document, in each case whether now existing or hereafter arising, absolute or contingent, joint and/or several, secured or unsecured, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise, and whether created directly or acquired by the Agent and/or any Lender by assignment or otherwise, and any and all costs of collection and/or Attorneys' Fees from time to time incurred in connection with any of the foregoing.”

            7.         The definition of “Borrowing Base” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Borrowing Base shall mean, as of the date of any determination thereof, the sum of (a) Eighty-Five Percent (85%) of the face amount of the Eligible Accounts of each of the Company, LaBarge Electronics and LaBarge/STC as of such date (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith and/or adjustments for reserves and allowances deemed appropriate by the Agent in its good faith discretion) plus (b) Thirty-Five Percent (35%) of the Eligible Inventory of each of the Company, LaBarge Electronics and LaBarge/STC as of such date, valued at the lower of cost or market in accordance with GAAP; provided, however, that in no event may the portion of the Borrowing Base comprised of Eligible Inventory exceed Fifty Percent (50%) of the total Borrowing Base before giving effect to this proviso (for example, if (before giving effect to this proviso) the portion of the Borrowing Base comprised of Eligible Accounts was $10,000,000.00 and the portion of the Borrowing Base comprised of Eligible Inventory was $15,000,000.00, the total Borrowing Base (after giving effect to this proviso) would be $22,500,000.00 ($10,000,000.00 + $12,500,000.00). Notwithstanding any provision contained in this definition of “Borrowing Base” to the contrary, the Lenders may at any time and from time to time, in their sole and absolute discretion, loan to the Company more than the above stated percentage of Eligible Accounts and/or more than the above stated percentage of the value of Eligible Inventory, without notice to the Company; provided, however, that no such over‑advance shall establish a custom or course of dealing or entitle the Company to any subsequent over‑advance under the same or different circumstances.”

            8.         The definition of “Consolidated Excess Cash Flow” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety.

            9.         The definition of “Consolidated Fixed Charges” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entiretyand the following substituted in lieu thereof:

            “Consolidated Fixed Charges shall mean, for the period in question, the sum of (a) the aggregate amount of all principal payments required to be made by Borrower and its Subsidiaries on all Debt during such period (including the principal portion of payments in respect of Capitalized Leases but excluding principal payments on the Revolving Credit Loans and the Swing Line Loans and mandatory prepayments on the Term Loan under Section 2.12 of this Agreement), plus (b) Consolidated Interest Expense during such period plus (c) Consolidated Operating Lease Expense during such period, all determined on a consolidated basis and in accordance with GAAP.”

            10.       The definition of “Consolidated Operating Cash Flow” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entiretyand the following substituted in lieu thereof:

            “Consolidated Operating Cash Flow shall mean, for the period in question, the sum of (a) Consolidated EBITDA during such period, plus (b) Consolidated Operating Lease Expense during such period, minus (c) all Federal, state, local and/or foreign income taxes paid by the Company and its Subsidiaries during such period, minus (d) all Capital Expenditures (other than any Capital Expenditures made by the Company in connection with its purchase of the land and building located in Tulsa, Oklahoma which is currently leased by the Company) made by the Company and/or any Subsidiary during such period (net of any Debt incurred by the Company and/or any Subsidiary (other than the Revolving Credit Loans and the Swing Line Loans) to finance such Capital Expenditure) minus (e) all Distributions paid by the Company on or with respect to its capital stock during such period (including, without limitation, all payments by the Company for or with respect to the redemption and/or repurchase of any capital stock of the Company), all determined on a consolidated basis and in accordance with GAAP.”

            11.       The definition of “Current Liabilities” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Current Liabilities shall mean, with respect to any Person, all liabilities of such Person which, in accordance with GAAP, are required to be classified as current liabilities on a balance sheet of such Person; provided, however, that for purposes of this Agreement the outstanding Revolving Credit Loans and Swing Line Loans under this Agreement shall be deemed to be Current Liabilities of the Company.”

            12.       The definition of “Lender(s)” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Lender(s) shall mean U.S. Bank (including U.S. Bank in its capacities as the maker of the Swing Line Loans and the issuer of the Letters of Credit) and Wells Fargo Bank, National Association and their respective successors and permitted assigns; provided, however, that for purposes of this Agreement and each other Transaction Document “Lender” shall also include each affiliate of a Lender which has entered into a Swap Contract or a Treasury Management Agreement with the Company and/or any of its Subsidiaries and its successors and assigns and each such affiliate and its successors and assigns shall be deemed to be a Lender party to this Agreement.”

            13.       The definitions of “Loan” and “Loans” set forth in Section 1.01 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

            “Loan shall mean each Revolving Credit Loan, each Swing Line Loan and the Term Loan; and Loans shall mean any or all of the foregoing.”

            14.       The definitions of “Note” and “Notes” set forth in Section 1.01 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

            “Note shall mean each Revolving Credit Note, the Swing Line Note and each Term Loan Note; and Notes shall mean all of the foregoing.”

            15.       The following new definition of “Notice of Swing Line Borrowing” is hereby added to Section 1.01 of the Loan Agreement in proper alphabetical order:

            “Notice of Swing Line Borrowing shall have the meaning ascribed thereto in Section 2.04(e).”

            16.       The definition of “Obligor” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Obligor shall mean the Company, LaBarge Electronics, LaBarge/STC and each other Person who is or shall at any time hereafter become primarily or secondarily liable on any of the Borrower’s Obligations owed by any one or more of the Borrowers or who grants the Agent for the ratable benefit of the Lenders a Lien upon any of the Property of such Person as security for any of the Borrower’s Obligations owed by any one or more of the Borrowers and/or any Guarantee thereof.”

            17.       The definition of “Pro Rata Share” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Pro Rata Share shall mean for the item at issue, with respect to each Lender, a percentage, the numerator of which is the portion of such item owned or held by such Lender and the denominator of which is the total amount of such item owned or held by all of the Lenders.  For example, (a) if the amount of the Revolving Credit Commitment of a Lender is $1,000,000.00 and the total amount of the Revolving Credit Commitments of all of the Lenders is $5,000,000.00, such Lender's Pro Rata Share of the Revolving Credit Commitments would be Twenty Percent (20%) and (b) if the original principal amount of a Loan is $5,000,000.00 and the portion of such Loan made by one Lender is $500,000.00, such Lender's Pro Rata Share of such Loan would be Ten Percent (10%). As of October 3, 2008, the Pro Rata Shares of the Lenders with respect to the Revolving Credit Commitments, the Revolving Credit Loans and the Term Loan are as follows: (a) U.S. Bank – 71.428571428571%; (b) Wells Fargo Bank, National Association – 28.571428571429% and (c) National City Bank of Pennsylvania – 0%.”

            18.       The definition of “Required Lenders” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Required Lenders shall mean at any time Lenders having Fifty-One Percent (51%) or more of the aggregate amount of Loans (other than Swing Line Loans) then outstanding or, if no Loans (other than Swing Line Loans) are then outstanding, then Fifty-One Percent (51%) or more of the total Revolving Credit Commitments of all of the Lenders; provided, however, that if there are three (3) or fewer Lenders, Required Lenders shall mean all of the Lenders.”

            19.       The definition of “Revolving Credit Commitment” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Revolving Credit Commitment shall mean, subject to any reduction of the Revolving Credit Commitments pursuant to Section 2.01(e) and to any assignments of the Revolving Credit Commitments by the Lenders to the extent permitted by Section 8.12: (a) with respect to U.S. Bank - $17,857,142.86; (b) with respect to Wells Fargo Bank, National Association - $7,142,857.14; and (b) with respect to National City Bank of Pennsylvania - $0.00.”

            20.       The definition of “Revolving Credit Period” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Revolving Credit Period shall mean the period commencing February 17, 2004, and ending October 3, 2010;provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitments are terminated pursuant to Section 6 or otherwise.”

            21.       The definition of “Subordination Agreement” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety.

            22.       The following new definitions of “Swing Line Commitment”, “Swing Line Loan”, “Swing Line Loans” and “Swing Line Note” are hereby added to Section 1.01 of the Loan Agreement in proper alphabetical order:

            “Swing Line Commitment shall mean $5,000,000.00.

            Swing Line Loan and Swing Line Loans shall have the meanings ascribed thereto in Section 2.01A(a).

            Swing Line Note shall have the meaning ascribed thereto in Section 2.05(e).”

            23.       The definition of “Term Loan Commitments” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety.

            24.       The definition of “Total Revolving Credit Outstandings” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Total Revolving Credit Outstandings shall mean, as of any date, the sum of (a) the aggregate principal amount of all Revolving Credit Loans outstanding as of such date, plus (b) the aggregate principal amount of all Swing Line Loans outstanding as of such date plus (c) the aggregate undrawn face amount of all Letters of Credit outstanding as of such date plus all unreimbursed drawings with respect thereto.”

            25.       The definition of “Transaction Documents” set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “Transaction Documents shall mean this Agreement, the Notes, the Letter of Credit Reimbursement Agreement, the Letter of Credit Applications, the Revolving Credit Guaranty, the Term Loan Guaranty, the Company Patent, Trademark and License Security Agreement, the Company Security Agreement, the Company Stock Pledge Agreement, the LaBarge Electronics Collateral Assignment of Asset Sale and Purchase Agreement, the LaBarge Electronics Membership Interest Pledge Agreement, the LaBarge Electronics Patent, Trademark and License Security Agreement, the LaBarge Electronics Security Agreement, the LaBarge/STC Patent, Trademark and License Security Agreement, the LaBarge/STC Security Agreement and any and all other agreements, documents and instruments heretofore, now or hereafter delivered to the Agent and/or any Lender with respect to or in connection with or pursuant to this Agreement, any Loans made hereunder, any Letters of Credit issued hereunder, any of the Borrower’s Obligations owed by any one or more of the Borrowers, any Guarantee of any of the Borrower’s Obligations owed by any one or more of the Borrowers, and executed by or on behalf of the Company, LaBarge Electronics and/or any other Obligor,including, without limitation, any Swap Contract and/or Treasury Management Agreement heretofore, now or hereafter executed by a Borrower with or in favor of a Lender, each as the same may from time to time be amended, modified, extended, renewed or restated.”

26.       The following new definition of “Treasury Management Agreement” is hereby added to Section 1.01 of the Loan Agreement in proper alphabetical order:

“Treasury Management Agreement shall mean any agreement, document or instrument governing the provision of depository, treasury and/or cash management services, including, without limitation, deposit accounts, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.”

27.       The following new definition of “USA Patriot Act” is hereby added to Section 1.01 of the Loan Agreement in proper alphabetical order:

“USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107‑56, as from time to time amended.”

            28.       Section 2.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “2.01    Revolving Credit Commitments.  (a)  Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, during the Revolving Credit Period, each Lender severally agrees to make such loans to the Company (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") as the Company may from time to time request pursuant to Section 2.04.  Each Revolving Credit Loan under this Section 2.01(a) which is a Revolving Credit Base Rate Loan shall be for an aggregate principal amount of at least $100,000.00 or any larger multiple of $25,000.00.  Each Revolving Credit Loan under this Section 2.01(a) which is a Revolving Credit LIBOR Loan shall be for an aggregate principal amount of at least $1,000,000.00 or any larger multiple of $250,000.00.  The aggregate principal amount of Revolving Credit Loans which each Lender shall be required to have outstanding under this Agreement as of any date shall not exceed the product of (i) such Lender’s Pro Rata Share of the total Revolving Credit Commitments of all of the Lenders multiplied by (ii) the sum of (A) the lesser of (1) the total Revolving Credit Commitments of all of the Lenders as of such date or (2) the Borrowing Base as of such date minus (B) the aggregate principal amount of Swing Line Loans outstanding as of such date minus (C) the aggregate undrawn face amount of all Letters of Credit outstanding as of such date plus all unreimbursed drawings with respect thereto; provided, however, that in no event shall (i) the Total Revolving Credit Outstandings as of any date exceed the lesser of (A) the total Revolving Credit Commitments of all of the Lenders as of such date or (B) the Borrowing Base as of such date or (ii) the sum of (A) the aggregate principal amount of all outstanding Revolving Credit Loans made by any Lender, plus (B) such Lender’s Pro Rata Share of the aggregate principal amount of Swing Line Loans then outstanding plus (C) such Lender’s Pro Rata Share of the aggregate undrawn face amount of all outstanding Letters of Credit plus all unreimbursed drawings with respect thereto exceed the amount of such Lender’s Revolving Credit Commitment.  Each Revolving Credit Loan under this Section 2.01 shall be made from the several Lenders ratably in proportion to their respective Pro Rata Shares.  Within the foregoing limits, the Company may borrow under this Section 2.01(a), prepay under Section 2.11 and reborrow at any time during the Revolving Credit Period under this Section 2.01(a).  All Revolving Credit Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by the Company to the Agent and/or the Lenders with respect thereto, shall be due and payable on the last day of the Revolving Credit Period.  The failure of any Lender to make any Revolving Credit Loan required under this Agreement shall not release any other Lender from its obligation to make Revolving Credit Loans as provided herein.

            (b)        The Company shall deliver to the Agent and each Lender on or before the date of this Agreement (with respect to the fiscal month of the Company ended August 31, 2008) and on or before the fifteenth (15th) day of each month thereafter commencing October 15, 2008, a borrowing base certificate in the form of Exhibit A attached hereto and incorporated herein by reference (a "Borrowing Base Certificate") (together with such supporting information as the Agent or any Lender may reasonably request in connection therewith) setting forth:

            (i)         the Borrowing Base and its components as of the end of the immediately preceding fiscal month of the Company;

            (ii)        the aggregate principal amount of all Revolving Credit Loans outstanding as of the end of the immediately preceding fiscal month of the Company;

            (iii)       the aggregate principal amount of all Swing Line Loans outstanding as of the end of the immediately preceding fiscal month of the Company;

            (iv)       the aggregate undrawn face amount of all Letters of Credit outstanding as of the end of the immediately preceding fiscal month of the Company plus all unreimbursed drawings with respect thereto; and

            (v)        the difference, if any, between the Borrowing Base and the Total Revolving Credit Outstandings as of the end of the immediately preceding fiscal month of the Company.

The Borrowing Base shown in such Borrowing Base Certificate shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to the Agent and each Lender, at which time the Borrowing Base shall be the amount shown in such subsequent Borrowing Base Certificate.  Each Borrowing Base Certificate shall be certified (subject to normal year‑end adjustments) as being true, correct and complete in all material respects by the President or the Chief Financial Officer of the Company.

            (c)        If at any time the Total Revolving Credit Outstandings are greater than the Borrowing Base as shown on the most recent Borrowing Base Certificate, the Company shall be automatically required (without demand or notice of any kind by the Agent or any Lender, all of which are hereby expressly waived by the Company) to immediately repay the Revolving Credit Loans and/or the Swing Line Loans and/or surrender for cancellation the outstanding Letters of Credit, in either case in an amount sufficient to reduce the amount of the Total Revolving Credit Outstandings to the amount of the Borrowing Base.

            (d)        If the total Revolving Credit Commitments of all of the Lenders on any date should be less than the Total Revolving Credit Outstandings on such date, whether as a result of the Company’s election to decrease the amount of the Revolving Credit Commitments of the Lenders pursuant to Section 2.01(e) or otherwise, the Company shall be automatically required (without demand or notice of any kind by the Agent or any Lender, all of which are hereby expressly waived by the Company) to immediately repay the Revolving Credit Loans and/or the Swing Line Loans and/or surrender for cancellation the outstanding Letters of Credit, in either case in an amount sufficient to reduce the amount of the Total Revolving Credit Outstandings to an amount equal to or less than the total Revolving Credit Commitments of all of the Lenders.

            (e)        The Company may, upon three (3) Business Days' prior written notice to the Agent and each Lender, terminate entirely at any time, or proportionately reduce from time to time on a pro rata basis among the Lenders based on their respective Pro Rata Shares by an aggregate amount of $1,000,000.00 or any larger multiple of $250,000.00 the unused portions of the Revolving Credit Commitments; provided, however, that (i) at no time shall the Revolving Credit Commitments be reduced to a figure less than the Total Revolving Credit Outstandings, (ii) at no time shall the Revolving Credit Commitments be reduced to less than $10,000,000.00 and (iii) any such termination or reduction shall be permanent and the Company shall have no right to thereafter reinstate or increase, as the case may be, the Revolving Credit Commitment of any Lender.”

            29.       The following new Section 2.01A is hereby added to the Loan Agreement:

            “2.01A  Swing Line Commitment.

            (a)        Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing (provided, however, that U.S. Bank shall have no liability to any other Lender for making a Swing Line Loan to the Company after the occurrence or during the continuance of any Default or Event of Default unless U.S. Bank has previously received notice in writing from the Company or any other Lender of, or has actual knowledge of, the occurrence of such Default or Event of Default), during the Revolving Credit Period, U.S. Bank  agrees to make such loans to the Company (individually, a "Swing Line Loan" and collectively, the "Swing Line Loans") as the Company may from time to time request pursuant to Section 2.04. Each Swing Line Loan requested by way of a Notice of Swing Line Borrowing shall be for an aggregate principal amount of at least $100,000.00 or any larger multiple of $25,000.00. The aggregate principal amount of Swing Line Loans which U.S. Bank shall be required or permitted to have outstanding under this Agreement as of any date shall not exceed the amount of the Swing Line Commitment; provided, however, that in no event shall the Total Revolving Credit Outstandings as of any date exceed the sum of (i) the lesser of (A) total Revolving Credit Commitments of all of the Lenders as of such date or (B) the Borrowing Base as of such date.Within the foregoing limits, the Company may borrow under this Section 2.01A, prepay under Section 2.11 and reborrow at any time during the Revolving Credit Period under this Section 2.01A.  All Swing Line Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by the Company to U.S. Bank with respect thereto, shall be due and payable on the last day of the Revolving Credit Period. Immediately upon the making of a Swing Line Loan, each Lender (other than U.S. Bank) shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from U.S. Bank a risk participation in such Swing Line Loan in an amount equal to such Lender's Pro Rata Share (based on such Lender’s Pro Rata Share of the Revolving Credit Commitments) of such Swing Line Loan.

            (b)        U.S. Bank may at any time in its sole and absolute discretion request, on behalf of  the Company (and the Company hereby irrevocably requests and authorizes U.S. Bank to so request on its behalf), that each Lender make a Revolving Credit Base Rate Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans then outstanding.  Such request shall (i) be made in writing (which written request shall be deemed to be a Notice of Revolving Credit Borrowing for purposes hereof) and in accordance with the requirements of Section 2.04(a), (ii) not be subject to the minimum and multiples specified in Section 2.01(a) for the principal amount of the Revolving Credit Base Rate Loans and (iii) be subject to the conditions set forth in Section 3. U.S. Bank shall furnish the Company with a copy of the applicable Notice of Revolving Credit Borrowing promptly after delivering such notice to the Agent.  Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Notice of Revolving Credit Borrowing available in immediately available funds to the Agent for the account of U.S. Bank at the Agent’s address specified in or pursuant to Section 8.07 not later than 12:00 noon (St. Louis, Missouri time) on the day specified in such Notice of Revolving Credit Borrowing, whereupon, subject to Section 2.01A(c), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Base Rate Loan to the Company in such amount. The Agent shall remit the funds so received to U.S. Bank.

            (c)        If for any reason any Swing Line Loan cannot be refinanced by such a borrowing of Revolving Credit Base Rate Loans in accordance with Section 2.01A(b) (whether as a result of a failure to satisfy one or more of the conditions set forth in Section 3 or otherwise), the request for a Revolving Credit Base Rate Loan submitted by U.S. Bank as set forth herein shall be deemed to be a request by U.S. Bank that each of the other Lenders fund its risk participation in the relevant Swing Line Loan(s) and each such Lender's payment to the Agent for the account of U.S. Bank pursuant to Section 2.01A(b) shall be deemed payment in respect of such participation.

            (d)        If any Lender fails to make available to U.S. Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.01A by the time specified in Section 2.01A(b), U.S. Bank shall be entitled to recover from such Lender, on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to U.S. Bank at a rate per annum equal to the Fed Funds Rate. A certificate of U.S. Bank submitted to any Lender with respect to any amounts owing under this Section 2.01A shall be conclusive absent demonstrable error.

            (e)        Each Lender's obligation to make Revolving Credit Base Rate Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.01A shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against U.S. Bank, the Company or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or Event of Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Revolving Credit Base Rate Loans pursuant to this Section 2.01A (but not such Lender’s obligation to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.01A) is subject to the conditions set forth in Section 3. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.

            (f)         At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if U.S. Bank receives any payment on account of such Swing Line Loan, U.S. Bank will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's risk participation was funded) in the same funds as those received by U.S. Bank.

            (g)        If any payment received by U.S. Bank in respect of principal or interest on any Swing Line Loan is required to be returned by U.S. Bank to the Company or any other Person for any reason, each Lender shall pay to U.S. Bank its Pro Rata Share thereof on the demand of U.S. Bank, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Fed Funds Rate.

(h)        Until a Lender funds its Revolving Credit Base Rate Loans or risk participation pursuant to this Section 2.01A to refinance such Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of U.S. Bank.

            (i)         The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to U.S. Bank.”

            30.       Section 2.02 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “2.02    Term Loan. The Lenders have heretofore made LaBarge Electronics a term loan in the aggregate original principal amount of $25,000,000.00 (the "Term Loan"). As of October 3, 2008, the outstanding principal balance of the Term Loan is $3,000,000.00. LaBarge Electronics desires to borrow an additional aggregate principal amount of $7,000,000.00 from the Lenders, thereby increasing the aggregate outstanding principal amount of the Term Loan from $3,000,000.00 to $10,000,000.00. LaBarge Electronics shall borrow (a) $3,500,000.00 of such additional principal amount on October 3, 2008, and (b) the remaining $3,500,000.00 of such additional principal amount on November 30, 2008, or on such earlier Business Day during the period commencing October 3, 2008, and ending November 30, 2008, as LaBarge Electronics may elect upon not less than three (3) Business Days’ prior written notice to the Agent (the “Additional Term Loan Advance Date”). Subject to the terms and conditions set forth in this Agreement, and so long as no Default or Event of Default has occurred and is continuing, each Lender severally agrees to make an additional advance on the Term Loan to LaBarge Electronics (a) on October 3, 2008, in a principal amount equal to such Lender’s Pro Rata Share of $3,500,000.00 and (b) on the Additional Term Loan Advance Date in a principal amount equal to such Lender’s Pro Rata Share of $3,500,000.00. The Term Loan shall mature on October 3, 2010. Principal on the Term Loan shall be due and payable in nine (9) consecutive quarterly installments as follows: eight (8) equal consecutive quarterly installments in the amount of $500,000.00 each, due and payable on the last day of each November, February, May and August commencing November 30, 2008, with the ninth (9th) and final installment in the amount of the then outstanding principal balance of the Term Loan due and payable on October 3, 2010. All principal payments and prepayments on the Term Loan shall, unless otherwise directed by LaBarge Electronics in writing at or prior to the time of such payment or prepayment, be applied first to that portion of the Term Loan, if any, accruing interest based on the Adjusted Base Rate and then to those portions of the Term Loan, if any, accruing interest based on the LIBOR Rate (and among those portions of the Term Loan, if any, accruing interest based on the LIBOR Rate, being applied to the Interest Periods in the order of their respective expiration dates (i.e. earliest expiration date first)).”

            31.       Section 2.04(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(a)      The Company shall give notice (a "Notice of Revolving Credit Borrowing") to the Agent by 12:00 noon (St. Louis time) on the Business Day of each Revolving Credit Base Rate Loan to be made to the Company, and by 12:00 noon (St. Louis Time) at least two (2) Eurodollar Business Days before each Revolving Credit LIBOR Loan to be made to the Company, specifying:

                        (i)         the date of such Revolving Credit Loan, which shall be a Business Day during the Revolving Credit Period in the case of a Revolving Credit Base Rate Loan and a Eurodollar Business Day during the Revolving Credit Period in the case of a Revolving Credit LIBOR Loan,

                        (ii)        the aggregate principal amount of such Revolving Credit Loan,

                        (iii)       whether such Revolving Credit Loan is to be a Revolving Credit Base Rate Loan or a Revolving Credit LIBOR Loan, and

                        (iv)       in the case of a Revolving Credit LIBOR Loan, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.”

            32.       Section 2.04(d) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(d)      The Company hereby irrevocably authorizes the Agent and each Lender to rely on telephonic, facsimile, telegraphic, telex or written instructions of any person identifying himself or herself as one of the individuals listed on Schedule 2.04 attached hereto (or any other individual from time to time authorized to act on behalf of the Company pursuant to a resolution adopted by the Board of Directors of the Company and certified by the Secretary of the Company and delivered to the Agent and each Lender) (each, an “Authorized Person”) with respect to any request to make a Revolving Credit Loan or a Swing Line Loan or a repayment hereunder, and on any signature which the Agent or such Lender, as the case may be, believes in good faith to be genuine, and the Company shall be bound thereby in the same manner as if such individual were actually authorized or such signature were genuine.  The Company also hereby agrees to defend and indemnify the Agent and each Lender and hold the Agent and each Lender harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with the acceptance of any notices or instructions believed by the Agent or such Lender, as the case may be, in good faith to have been sent or delivered by an Authorized Person, regardless of whether such notice or instruction was in fact delivered by an Authorized Person.”

            33.       The following new Sections 2.04(e) and 2.04(f) are hereby added to the Loan Agreement:

“(e)      Except as set forth in this Section 2.04(e), the Company shall give notice (a "Notice of Swing Line Borrowing") to U.S. Bank by 12:00 noon (St. Louis time) on the Business Day of each Swing Line Loan, specifying:

            (i)         the date of such Swing Line Loan, which must be a Business Day during the Revolving Credit Period; and

            (ii)        the principal amount of such Swing Line Loan.

A Notice of Swing Line Borrowing shall not be revocable by the Company.

Pursuant to a certain U.S. Bank Treasury Management Service Agreement by and between the Company and U.S. Bank and any and all other terms and conditions, agreements, documents and/or instruments related thereto, as the same may from time to time be amended, modified, restated or replaced, the Company has requested and authorized U.S. Bank to (A) to apply any collected balances (after funding advances) in excess of a mutually predetermined amount (the “Target Balance”) remaining at the end of any day in the Company’s Account No. 4349567042 at U.S. Bank (the “Company’s Operating Account”) to the repayment of any outstanding Swing Line Loans and (B) subject to all of the other terms and conditions of this Agreement (including the preconditions to Loans set forth in Section 3.02), make a Swing Line Loan to the Company at the end of any day on which the Company shall have an overdraft (negative collected balance) or a collected balance otherwise less than the Target Balance in the Company’s Operating Account (a “Deficiency Amount”) after crediting all deposits received in immediately available funds and debiting all withdrawals made and checks presented against the Company’s Operating Account and honored by U.S. Bank as of such date, which Swing Line Loan shall be in the amount of the Deficiency Amount, without any other request or authorization therefor from the Company and without notice to the Company.  A Notice of Swing Line Borrowing shall not be required in connection with a Swing Line Loan made to cover any Deficiency Amount in the Company’s Operating Account as set forth in the immediately preceding sentence.

            (f)         Unless U.S. Bank determines that any applicable condition specified in Section 3 has not been satisfied, U.S. Bank will make the proceeds of each Swing Line Loan available to the Company by 3:00 p.m. (St. Louis time) by crediting such funds to the Company’s Operating Account.”

            34.       Section 2.05(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(b)      The Term Loan of each Lender to LaBarge Electronics shall be evidenced by a Term Loan Promissory Note of LaBarge Electronics payable to the order of such Lender in an original principal amount equal to the amount of such Lender's Pro Rata Share of $10,000,000.00, each of which Term Loan Promissory Notes shall be in substantially the form of Exhibit C attached hereto and incorporated herein by reference (with appropriate insertions)(collectively, as the same may from time to time be amended, modified, extended, renewed, restated or replaced (including, without limitation, any Term Loan Note issued in full or partial replacement of an existing Term Loan Note as a result of an assignment by a Lender), the "Term Loan Notes").”

            35.       The following new Sections 2.05(e) and 2.05(f) are hereby added to the Loan Agreement:

             “(e)      The Swing Line Loans of U.S. Bank to the Company shall be evidenced by a Swing Line Note of the Company payable to the order of U.S. Bank in a principal amount equal to the amount of the Swing Line Commitment, which Swing Line Note shall be in substantially the form of Exhibit I attached hereto and incorporated herein by reference (with appropriate insertions) (as the same may from time to time be amended, modified extended, renewed or restated, the "Swing Line Note").

            (f)         U.S. Bank shall record in its books and records the date and amount of each Swing Line Loan made by it and the date and amount of each payment of principal and/or interest made by the Company with respect thereto; provided, however, that the obligation of the Company to repay each Swing Line Loan actually made by U.S. Bank to the Company under this Agreement shall be absolute and unconditional, notwithstanding any failure of U.S. Bank to make any such recordation or any mistake by U.S. Bank in connection with any such recordation. The books and records of U.S. Bank showing the account between U.S. Bank and the Company shall be conclusive evidence of the items set forth therein in the absence of demonstrable error.”

            36.       Section 2.06 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “2.06    Duration of Interest Periods and Selection of Interest Rates.

            (a)        The duration of the initial Interest Period for each Revolving Credit LIBOR Loan shall be as specified in the applicable Notice of Revolving Credit Borrowing.  The Company shall elect the duration of each subsequent Interest Period applicable to such Revolving Credit LIBOR Loan and the interest rate to be applicable during such subsequent Interest Period (and the Company shall have the option (i) in the case of any Revolving Credit Base Rate Loan, to elect that such Revolving Credit Loan become a Revolving Credit LIBOR Loan and the Interest Period to be applicable thereto, and (ii) in the case of any Revolving Credit LIBOR Loan, to elect that such Revolving Credit Loan become a Revolving Credit Base Rate Loan), by giving oral or written notice of such election to the Agent by 12:00 noon (St. Louis time) on the Business Day of, in the case of the election of the Adjusted Base Rate, and by 12:00 noon (St. Louis time) at least two (2) Eurodollar Business Days before, in the case of the election of the LIBOR Rate, the end of the immediately preceding Interest Period applicable thereto, if any; provided, however, that notwithstanding the foregoing, in addition to and without limiting the rights and remedies of the Agent and the Lenders under Section 6 hereof, so long as any Default or Event of Default under this Agreement has occurred and is continuing, the Company shall not be permitted to renew any Revolving Credit LIBOR Loan as a Revolving Credit LIBOR Loan or to convert any Revolving Credit Base Rate Loan into a Revolving Credit LIBOR Loan.  Upon receipt of any such notice given by Borrower to the Agent under this Section 2.06(a), the Agent shall notify each Lender by 1:00 p.m. (St. Louis time) on the date of receipt of such notice (which must be a Business Day) of the contents thereof.  If the Agent does not receive a notice of election for a Revolving Credit Loan pursuant to this Section 2.06(a) within the applicable time limits specified herein, the Company shall be deemed to have elected to pay such Revolving Credit Loan in whole pursuant to Section 2.11 on the last day of the current Interest Period with respect thereto and to reborrow the principal amount of such Revolving Credit Loan on such date as a Revolving Credit Base Rate Loan.

            (b)        The Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Adjusted Base Rate.  LaBarge Electronics may from time to time fix the interest rate on all or any portion of the Term Loan in an amount not less than $500,000.00 or any larger multiple of $250,000.00 at the LIBOR Rate for the Interest Period selected by LaBarge Electronics (subject to the definition of Interest Period); provided, however, that notwithstanding the foregoing, in addition to and without limiting the rights and remedies of the Agent and the Lenders under Section 6 hereof, so long as any Default or Event of Default under this Agreement has occurred and is continuing, LaBarge Electronics shall not be permitted to fix the interest rate on all or any portion of the Term Loan at the LIBOR Rate.  If LaBarge Electronics elects to have any portion of the Term Loan bear interest at the LIBOR Rate, LaBarge Electronics shall give oral or written notice (an "Interest Rate Selection Notice") to the Agent by 12:00 noon (St. Louis time) at least two (2) Eurodollar Business Days before any date (which must be a Eurodollar Business Day) upon which LaBarge Electronics desires to fix the interest rate on any portion of the Term Loan, which Interest Rate Selection Notice shall specify the portion of the Term Loan which is to bear interest at the LIBOR Rate and the initial Interest Period applicable thereto.  LaBarge Electronics may not revoke or rescind any Interest Rate Selection Notice.  Upon receipt of any such Interest Rate Selection Notice given by LaBarge Electronics to the Agent under this Section 2.06(b), the Agent shall notify each Lender by 1:00 p.m. (St. Louis time) on the date of receipt of such Interest Rate Selection Notice (which must be a Business Day) of the contents thereof.  Unless LaBarge Electronics shall have otherwise notified the Agent in accordance with this Section 2.06(b), upon the expiration of any Interest Period, that portion of the Term Loan bearing interest at the LIBOR Rate during such Interest Period shall bear interest at the Adjusted Base Rate from and after the expiration of such Interest Period.

            (c)        The Company and LaBarge Electronics, collectively, may not have outstanding and the Lenders shall not be obligated to make more than ten (10) LIBOR Loans at any one time.”

            37.       Section 2.07(e) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(e)      So long as no Event of Default has occurred and is continuing, the from time to time outstanding principal balance of each Swing Line Loan shall bear interest prior to the maturity of the Swing Line Note (whether by reason of acceleration or otherwise) at a rate per annum equal to the Adjusted Base Rate. So long as any Event of Default has occurred and is continuing, the from time to time outstanding principal balance of each Swing Line Loan shall, unless otherwise agreed in writing by each Lender, bear interest prior to the maturity of the Swing Line Note (whether by reason of acceleration or otherwise) at a rate per annum equal to Three Percent (3%) per annum over and above the Adjusted Base Rate. Such interest shall be due and payable monthly on the last day of each month, commencing on the first such date after such Swing Line Loan is made, and at the maturity of the Swing Line Note (whether by reason of acceleration or otherwise). From and after the maturity of the Swing Line Note (whether by reason of acceleration or otherwise), the from time to time outstanding principal balance of each Swing Line Loan shall bear interest at a rate per annum equal to Three Percent (3%) per annum over and above the Adjusted Base Rate and be due and payable on demand.

            (f)         The Agent shall determine each interest rate applicable to the Loans hereunder and its determination thereof shall be conclusive in the absence of demonstrable error.”

            38.       Section 2.09 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “2.09    Fees.

            (a)        From and including the date of this Agreement to but excluding the last day of the Revolving Credit Period, the Company shall pay to the Agent for the account of each Lender a nonrefundable commitment fee on the unused portion of the Revolving Credit Commitment of such Lender (determined by subtracting such Lender's Pro Rata Share of the Total Revolving Credit Outstandings from such Lender's Revolving Credit Commitment) at a rate per annum equal to the Applicable Commitment Fee Rate. Said commitment fee shall be (i) calculated on a daily basis, (ii) payable quarterly in arrears on each March 31, June 30, September 30 and December 31 during the Revolving Credit Period and on the last day of the Revolving Credit Period and (iii) calculated on an actual day, 360‑day year basis.

            (b)        From and including October 3, 2008, to but excluding the Additional Term Loan Advance Date, LaBarge Electronics shall pay to the Agent for the ratable account of the Lenders a nonrefundable commitment fee on the amount by which the aggregate outstanding principal balance of the Term Loan is less than $10,000,000.00 at a rate per annum equal to the Applicable Commitment Fee Rate. Said commitment fee shall be (i) calculated on a daily basis, (ii) payable in arrears on December 31, 2008, and (iii) calculated on an actual day, 360‑day year basis.

            (c)        The Company and LaBarge Electronics agree to pay U.S. Bank certain fees in the amounts set forth in that certain letter agreement by and between the Company and U.S. Bank dated July 23, 2008, as the same may from time to time be amended, modified, extended, renewed or restated.”

            39.       The following new Section 2.11(e) is hereby added to the Loan Agreement:

            “(e)      The Borrower may, upon oral or written notice to U.S. Bank no later than 12:00 noon (St. Louis time) on date of the prepayment (which must be a Business Day) specifying that it is prepaying the Swing Line Loans, prepay without penalty or premium the Swing Line Loans in whole at any time or in part from time to time, by paying the principal amount to be paid. Any such notice from the Borrower shall not be revocable.”

            40.       Section 2.13 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “2.13    General Provisions as to Payments. Each Borrower shall make each payment of principal of, and interest on, the Loans to such Borrower and of fees and all other amounts payable by such Borrower under this Agreement, not later than 2:00 p.m. (St. Louis time) on the date when due and payable, in Federal or other immediately available funds, to the Agent (or, in the case of Swing Line Loans, to U.S. Bank) at its address referred to in Section 8.07. All payments received by the Agent or U.S. Bank after 2:00 p.m. (St. Louis time) shall be deemed to have been received by the Agent or U.S. Bank, as the case may be, on the next succeeding Business Day. The Agent will distribute to each Lender in immediately available funds its Pro Rata Share of each such payment received by the Agent for the account of the Lenders by 3:00 p.m. (St. Louis time) on the day of receipt of such payment by the Agent if such payment is received by the Agent from the applicable Borrower by 2:00 p.m. (St. Louis time) on such day or by 12:00 noon (St. Louis time) on the next succeeding Business Day if such payment is received by the Agent from the applicable Borrower after 2:00 p.m. (St. Louis time) on such day. Any such payment owed by the Agent to any Lender which is not paid within the applicable time period shall bear interest (payable by the Agent) until paid at the Fed Funds Rate. Whenever any payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time.”

            41.       Section 2.23 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “2.23    Application of Payments. Notwithstanding any provision contained in this Agreement and/or any other Transaction Document to the contrary:

            (a)        so long as neither the Agent nor the Required Lenders have accelerated and demanded immediate repayment of any or all of the Borrower's Obligations owed by any one or more of the Borrowers following an Event of Default under this Agreement, all monies received by the Agent and/or any Lender as a result of voluntary payment from a Borrower shall be applied to the payment of the various Borrower's Obligations owed by such Borrower as directed by such Borrower and the Agent shall promptly remit to each Lender its ratable share of each such payment; and

            (b)        all other monies received by the Agent and/or any Lender, including, without limitation, all monies received by the Agent and/or any Lender after the Agent or the Required Lenders have accelerated and demanded immediate repayment of any or all of the Borrower's Obligations owed by any one or more of the Borrowers following an Event of Default under this Agreement, whether received as a result of a payment from any Borrower and/or any other Obligor, through the exercise of a right of setoff or realized from the sale or other disposition of or collections from any of the Collateral or resulting from any proceedings against any Borrower or any other Obligor or from any source whatsoever, shall be applied in the following order (or in such other order as each of the Lenders may agree): (i) first, to the reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Agent and/or any Lender to effect such recovery, to enforce any right or remedy under this Agreement, any other Transaction Document or any other agreement with any Borrower or any Person relating to such recovery, to dispose of any of the Collateral, to preserve or protect any of the Collateral, including, without limitation, making expenditures for taxes, insurance premiums, prevention of waste and preservation of any of the Collateral, repairs and maintenance, or to manage and operate any of the Collateral; and (ii) second, pro rata among the various the Borrower’s Obligations owed by any one or more of the Borrowers based on the then total outstanding amount of each of said Borrower's Obligations on the date of receipt of such monies. For example, if, as of the date of determination, (i) the aggregate outstanding amount (principal and interest) of the Revolving Credit Loans was $300.00, (ii) the aggregate outstanding principal amount of the Swing Line Loans was $50.00, (iii) the aggregate undrawn face amount of the outstanding Letters of Credit together with all unreimbursed drawings with respect thereto was $150.00, (iv) the aggregate outstanding principal amount of the Term Loan was $400.00, (v) the Swap Termination Value owed by a Borrower to a Lender with respect to a Swap Contract was $75.00 and (vi) the amount owed by a Borrower to a Lender under or with respect to a Treasury Management Agreement was $25.00, Thirty Percent (30%) of the monies would be applied to the Revolving Credit Loans, Five Percent (5%) of the monies would be applied to the Swing Line Loans, Fifteen Percent (15%) of the monies would be applied to the Letters of Credit, Forty Percent (40%) of the monies would be applied to the Term Loan, Seven and One-Half Percent (7-1/2%) of the monies would be applied to the Swap Termination Value under the Swap Contract and Two and One-Half Percent (2-1/2%) of the monies would be applied to the amounts under or with respect to a Treasury Management Agreement; and any amount so allocated to a Letter of Credit shall be held in escrow by the Agent as cash collateral for the Company’s reimbursement and other obligations with respect to such Letter of Credit until such Letter of Credit is drawn on, expires or is terminated, and, to the extent such Letter of Credit is not fully drawn, the excess monies escrowed for such Letter of Credit shall be reallocated among the other Borrower’s Obligations owed by any one or more of the Borrowers in such amounts as would have been allocated to such other Borrower’s Obligations (in the manner set forth above) if the undrawn portion of such Letter of Credit had not been deemed to be issued and outstanding for purposes of the allocation which gave rise to the escrow deposit); and any amount so allocated to the various the Borrower’s Obligations shall be allocated among the Lenders based on their respective ratable shares of such Borrower’s Obligations.”

            42.       Section 3.02 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “3.02    All Loans. Notwithstanding any provision contained in this Agreement to the contrary, no Lender shall have any obligation to make, continue or convert any Loan or any advance on any Loan under this Agreement unless:

            (a)        the Agent shall have received a current Borrowing Base Certificate as required by Section 2.01(b);

            (b)        if such Loan is a Revolving Credit Loan, the Agent shall have received a Notice of Revolving Credit Borrowing for such Loan as required by Section 2.04;

            (c)        if such Loan is a Swing Line Loan, U.S. Bank shall have received a Notice of Swing Line Borrowing for such Loan to the extent required by Section 2.04;

            (d)        both immediately before and immediately after giving effect to such Loan or such advance, no Default or Event of Default under this Agreement shall have occurred and be continuing;

            (e)        no material adverse change in the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of the Company, LaBarge Electronics and/or the Company and its Subsidiaries taken as a whole shall have occurred since June 29, 2008, and be continuing; and

            (f)         all of the representations and warranties made by the Company, LaBarge Electronics and/or any other Obligor in this Agreement and/or in any other Transaction Document shall be true and correct in all material respects on and as of the date of such Loan or such advance as if made on and as of the date of such Loan or such advance (and for purposes of this Section 3.02(f), the representations and warranties made by the Company and LaBarge Electronics in Section 4.04 shall be deemed to refer to the most recent financial statements of the Company delivered to the Agent and each Lender pursuant to Section 5.01(a)).

Each request for the making, continuation or conversion of a Loan or an advance on a Loan by the Company and/or LaBarge Electronics under this Agreement (including, without limitation, the creation by the Company of a Deficiency Amount in the Company’s Operating Account which will be funded by a Swing Loan) shall be deemed to be a representation and warranty by the Company and LaBarge Electronics on the date of the making, continuation or conversion of such Loan or such advance as to the facts specified in clauses (d), (e) and (f) of this Section 3.02.”

            43.       Section 5.01(o)(iii) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(iii)      Minimum Consolidated Net Worth. The Company will at all times have a Consolidated Net Worth of not less than the sum of (A) $70,000,000.00 plus (B) Fifty Percent (50%) of Consolidated Net Income (with no deductions for losses) during each fiscal quarter of the Company ending on or after October 3, 2008 (such required increases to be cumulative for each such fiscal quarter) plus (C) One Hundred Percent (100%) of the net proceeds received by the Company on or after October 3, 2008, from the issuance of any capital stock or other equity interests of the Company.”

            44.       Section 5.02(i) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(i)        Stock Redemptions and Distributions. The Company will not, and it will not cause or permit any Subsidiary to, declare or incur any liability to make any Distribution in respect of the capital stock or other equity interests of the Company or the capital stock, membership interests or other equity interests of such Subsidiary, as the case may be, provided, however, that (i) each wholly-owned Subsidiary shall be permitted to declare and pay cash dividends or cash distributions on their respective capital stock, membership interests or other equity interests to the Company and/or another Subsidiary and (ii) so long as no Default or Event of Default has occurred and is continuing or would be created thereby or result therefrom, the Company shall be permitted to redeem shares of its common stock so long as the aggregate consideration paid or committed to be paid by the Company during any fiscal year of the Company for or in connection with all such redemptions does not exceed the sum of $5,000,000.00.”

            45.       Section 5.03 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “5.03    Use of Proceeds.  The Company covenants and agrees that (a) the proceeds of the Revolving Credit Loans and the Swing Line Loans will be used solely for the working capital and general corporate purposes of the Company, (b) no part of the proceeds of any Revolving Credit Loan and/or Swing Line Loan have been or will be used in violation of any applicable law, rule or regulation,(c) the Company has not and will not directly or indirectly use any of the proceeds of any Revolving Credit Loan and/or Swing Line Loan for the purpose of buying or carrying margin stock within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended, other than for the purpose of financing the Company’s redemption of shares of common stock of the Company to the extent permitted by Section 5.02(i) of this Agreement and (d) not more than Twenty-Five Percent (25%) of the value of the consolidated assets of the Company and its Subsidiaries (other than any treasury stock of the Company) is now, or will at any time be, represented by margin stock. LaBarge Electronics covenants and agrees that (a) the proceeds of the Term Loan will be used solely for the working capital and general corporate purposes of LaBarge Electronics, (b) no part of the proceeds of the Term Loan have been or will be used in violation of any applicable law, rule or regulation and (c) LaBarge Electronics has not and will not directly or indirectly use any of the proceeds of the Term Loan for the purpose of buying or carrying margin stock within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the respective meanings ascribed to them in Regulation U of The Board of Governors of the Federal Reserve System, as amended.”

            46.       Section 6.12 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.12    The Revolving Credit Guaranty shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of the Revolving Credit Guaranty shall be contested or denied by LaBarge Electronics and/or LaBarge/STC, or if LaBarge Electronics and/or LaBarge/STC shall deny that it has any further liability or obligation under the Revolving Credit Guaranty or if LaBarge Electronics and/or LaBarge/STC shall fail to comply with or observe any of the terms, provisions or conditions contained in the Revolving Credit Guaranty;”

            47.       Section 6.13 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.13    The Term Loan Guaranty shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of the Term Loan Guaranty shall be contested or denied by the Company and/or LaBarge/STC, or if the Company and/or LaBarge/STC shall deny that it has any further liability or obligation under the Term Loan Guaranty or if the Company and/or LaBarge/STC shall fail to comply with or observe any of the terms, provisions or conditions contained in the Term Loan Guaranty;”

            48.       Section 6.21 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.21    [Intentionally Omitted];”

            49.       Section 6.22 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.22    [Intentionally Omitted];”

            50.       Section 6.25 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.25    [Intentionally Omitted];”

            51.       Section 6.26 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.26    [Intentionally Omitted];”

            52.       Section 6.27 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “6.27    [Intentionally Omitted];”

            53.       The last paragraph of Section 6 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “THEN, and in each such event (other than an event described in Sections 6.08 or 6.09), the Agent shall have the right to, and if requested in writing by the Required Lenders the Agent shall, terminate the Revolving Credit Commitments of each of the Lenders and the Swing Line Commitment of U.S. Bank and declare that the obligations of the Lenders to make Loans under this Agreement and the obligation of U.S. Bank to issue Letters of Credit under this Agreement have terminated, whereupon such Revolving Credit Commitments, such Swing Line Commitment and such obligations of the Lenders and U.S. Bank shall be immediately and forthwith terminated, and the Agent shall have the further right to, and if requested in writing by the Required Lenders the Agent shall further, declare the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Borrower's Obligations owed by any one or more of the Borrowers (other than (A) amounts owed by a Borrower under or in respect of any Swap Contract between such Borrower and a Lender, the payment of which shall be governed by the terms of the applicable Swap Contract and (B) amounts owed by a Borrower under or in respect of any Treasury Management Agreement between such Borrower and a Lender, the payment of which shall be governed by the terms of the applicable Treasury Management Agreement) to be forthwith due and payable, whereupon all of the unpaid principal balance of and all accrued and unpaid interest on the Notes and all of such other Borrower's Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each of the Borrowers, and the Agent and the Lenders shall have the right to exercise any and all other rights and remedies which they may have under any of the other Transaction Documents or under applicable law; provided, however, that upon the occurrence of any event described in Sections 6.08 or 6.09, the Revolving Credit Commitments of each of the Lenders, the Swing Line Commitment of U.S. Bank, the obligations of the Lenders to make Loans under this Agreement and the obligation of U.S. Bank to issue Letters of Credit under this Agreement shall automatically terminate and the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Borrower's Obligations owed by any one or more of the Borrowers (other than (A) amounts owed by a Borrower under or in respect ofany Swap Contract between such Borrower and a Lender, the payment of which shall be governed by the terms of the applicable Swap Contract and (B) amounts owed by a Borrower under or in respect of any Treasury Management Agreement between such Borrower and a Lender, the payment of which shall be governed by the terms of the applicable Treasury Management Agreement) shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each of the Borrowers, and the Agent and the Lenders shall have the right to exercise any and all other rights and remedies which they may have under any of the other Transaction Documents or under applicable law. If any Event of Default under this Agreement has occurred and is continuing, in addition to all of the other rights and remedies of the Agent and the Lenders under this Agreement and the other Transaction Documents and at law or in equity, the Agent shall have the right, in its sole and absolute discretion, to (a) reduce the amount of the Revolving Credit Commitments of the Lenders, (b) reduce the amount of the Swing Line Commitment of U.S. Bank, (c) create reserves and/or allowances against Eligible Accounts and/or Eligible Inventory and/or (d) reduce the advance rates against Eligible Accounts and/or Eligible Inventory set forth in the definition of the Borrowing Base.”

            54.       Section 7.11 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “7.11    Rights as a Lender.  With respect to its Revolving Credit Commitment, its Swing Line Commitment, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity.  The Agent may accept deposits from, lend money to, issue letters of credit for the account of and generally engage in any kind of banking or trust business with each Borrower and its Affiliates as if it were not the Agent.”

            55.       Section 7.15 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “7.15    Application of Section 7 to U.S. Bank. The provisions of this Section 7 and the obligations of the Lenders thereunder shall be deemed equally to apply to, and be for the benefit of, (a) U.S. Bank in connection with its making and administration of the Swing Line Loans, to the same extent that such provisions apply to the Agent, the Revolving Credit Loans, the Term Loan and the other Borrower’s Obligations, mutatis mutandis and (b) U.S. Bank in connection with its issuance and administration of the Letters of Credit, to the same extent that such provisions apply to the Agent, the Revolving Credit Loans, the Term Loan and the other Borrower’s Obligations, mutatis mutandis.”

            7.16     Legal Representation of the Agent. In connection with (a) the drafting, negotiation and execution of this Agreement and the other Transaction Documents and (b) any future legal representation relating to the administration, amendment, modification, extension, renewal, restatement and/or enforcement of, and/or waiver or consent under, this Agreement or any of the other Transaction Documents, Thompson Coburn LLP has only represented and shall only represent U.S. Bank National Association in its capacity as the Agent and a Lender. Each other Lender hereby acknowledges and agrees that Thompson Coburn LLP has not represented and will not represent such Lender in connection with any such matters.

            7.17     Duration of Agency.  The agency established by Section 7.01 hereof shall continue, and Sections 7.01 through and including this Section 7.17 shall remain in full force and effect, until all of the Borrower's Obligations owed by any one or more of the Borrowers shall have been paid in full and the Lenders' commitments to make Loans and/or extend credit to or for the benefit of any Borrower shall have terminated or expired.”

            56.       For purposes of Section 8.07 of the Loan Agreement, the address and facsimile number for Wells Fargo Bank, National Association shall be as follows: 101 South Hanley Road, Suite 1400, Clayton, Missouri 63105, Attention: Kevin L. Handley, Facsimile No. (314) 726-3173.

            57.       Section 8.10 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “8.10    Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Lenders (and, (i) if the rights or duties of the Agent in its capacity as Agent are affected thereby, by the Agent, (ii) if the rights or duties of U.S. Bank in its capacity as the maker of the Swing Line Loans are affected thereby, by U.S. Bank and (iii) if the rights or duties of U.S. Bank in its capacity as the issuer of the Letters of Credit are affected thereby, by U.S. Bank); provided that no such amendment or waiver shall, unless signed by all of the Lenders, (a) increase the Revolving Credit Commitment of any Lender or the Swing Line Commitment of U.S. Bank, (b) increase the principal amount of the Term Loan, (c) reduce the principal amount of or rate of interest on any Loan or any fees under this Agreement (other than any fees relating to the Letters of Credit other than the Standby Letter of Credit Commitment Fees and the Commercial Letter of Credit Commitment Fees), (d) postpone the date fixed for any payment of principal of or interest on any Loan or any fees under this Agreement, (e) change the definition of "Required Lenders", (f) voluntarily release any Collateral (except as contemplated by the applicable Transaction Document(s)), (g) voluntarily release any Obligor, (h) amend Section 2.22, (i) amend Section 2.23 or (j) amend this Section 8.10.””

            58.       Section 8.11 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “8.11    References; Headings for Convenience.  Unless otherwise specified herein, all references herein to Section numbers refer to Section numbers of this Agreement, all references herein to Exhibits A, B, C, D, E, F, G, H and I refer to annexed Exhibits A, B, C, D, E, F, G, H and I which are hereby incorporated herein by reference and all references herein to Schedules 2.03(g), 2.04, 4.05, 4.06, 4.08, 4.10, 4.12, 4.16, 4.17 4.18 and 5.02(m) refer to annexed Schedules 2.03(g), 2.04, 4.05, 4.06, 4.08, 4.10, 4.12, 4.16, 4.17 4.18 and 5.02(m) which are hereby incorporated herein by reference.  The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Agreement.”

            59.       The following new Section 8.20 is hereby added to the Loan Agreement:

            “8.20    USA Patriot Act. Each Lender that is subject to the USA Patriot Act and the Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Agent, as applicable, to identify such Borrower in accordance with the USA Patriot Act. Each Borrower hereby agrees to provide to the Agent and each Lender any such information requested by any such party.”

            60.       The following new Section 8.21 is hereby added to the Loan Agreement:

            “8.21    Swap Contracts and Treasury Management Agreements. By virtue of a Lender’s execution of this Agreement or an Assignment and Assumption Agreement pursuant to Section 8.12(c), as the case may be, any affiliate of such Lender with whom a Borrower has entered into a Swap Contract or a Treasury Management Agreement shall be deemed a Lender party to this Agreement for purposes of any reference in this Agreement or any other Transaction Document to the parties for whom the Agent is acting, it being understood and agreed that the rights and benefits of such affiliate under this Agreement and the other Transaction Documents consist solely of such affiliate’s right to share in any payments made by any Borrower and/or any other Obligor under this Agreement and/or any other Transaction Document and in any collections out of any Collateral, all as set forth in Section 2.23. In connection with any such distribution of payments and collections, the Agent shall be entitled to assume no amounts are due to any Lender or any of its affiliates under or in respect of any Swap Contracts and/or any Treasury Management Agreements unless such Lender has notified the Agent in writing of the amount of any such liability owed to it or its affiliate(s) prior to such distribution.”

            61.       Schedule 4.08 to the Loan Agreement is hereby deleted in its entirety and the Schedule 4.08 attached to this Amendment is hereby substituted in lieu thereof.

            62.       Schedule 4.10 to the Loan Agreement is hereby deleted in its entirety and the Schedule 4.10 attached to this Amendment is hereby substituted in lieu thereof.

            63.       Schedule 4.12 to the Loan Agreement is hereby deleted in its entirety and the Schedule 4.12 attached to this Amendment is hereby substituted in lieu thereof.

            64.       Schedule 4.18 to the Loan Agreement is hereby deleted in its entirety and the Schedule 4.18 attached to this Amendment is hereby substituted in lieu thereof.

            65.       Exhibit A to the Loan Agreement is hereby deleted in its entirety and the Exhibit A attached to this Amendment is hereby substituted in lieu thereof.

            66.       Exhibit B to the Loan Agreement is hereby deleted in its entirety and the Exhibit B attached to this Amendment is hereby substituted in lieu thereof.

            67.       Exhibit C to the Loan Agreement is hereby deleted in its entirety and the Exhibit C attached to this Amendment is hereby substituted in lieu thereof.

            68.       Exhibit G to the Loan Agreement is hereby deleted in its entirety and the Exhibit G attached to this Amendment is substituted in lieu thereof.

            69.       Exhibit H to the Loan Agreement is hereby deleted in its entirety and the Exhibit H attached to this Amendment is substituted in lieu thereof.

            70.       The Exhibit I attached to this Amendment is hereby added as Exhibit I to the Loan Agreement.

            71.       LaBarge – OCS was dissolved and liquidated on May 24, 2007. The Agent and the Lenders hereby (a) release LaBarge – OCS from any further obligations under the Revolving Credit Guaranty and/or the Term Loan Guaranty and (b) terminate and release the LaBarge – OCS Patent, Trademark and License Security Agreement and the LaBarge – OCS Security Agreement. All references in the Loan Agreement and the other Transaction Documents to LaBarge – OCS shall henceforth be disregarded.

            72.       LaBarge Properties was dissolved and liquidated on February 22, 2008. The Agent and the Lenders hereby release LaBarge Properties from any further obligations under the Revolving Credit Guaranty and/or the Term Loan Guaranty. All references in the Loan Agreement and the other Transaction Documents to LaBarge Properties shall henceforth be disregarded.

            73.       Pinnacle POS was dissolved and liquidated on December 27, 2006            . The Agent and the Lenders hereby (a) release Pinnacle POS from any further obligations under the Revolving Credit Guaranty and/or the Term Loan Guaranty and (b) terminate and release the Pinnacle POS Patent, Trademark and License Security Agreement and the Pinnacle POS Security Agreement. All references in the Loan Agreement and the other Transaction Documents to Pinnacle POS shall henceforth be disregarded.

            74.       The Agent, the Lenders and U.S. Bank hereby acknowledge and agree that each of (a) that certain Subordination Agreement dated as of February 17, 2004, and executed by U.S. Bank in favor of the Agent and the Lenders with respect to certain obligations of the Company to U.S. Bank and (b) that certain Subordination Agreement dated as of February 17, 2004, and executed by the Agent and the Lenders in favor of U.S. Bank with respect to certain obligations of LaBarge Properties to the Agent and the Lenders have been terminated.

            75.       The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out‑of‑pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and/or execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by any one or more of the Borrowers and the termination of the Loan Agreement.

            76.       All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

            77.       This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that neither Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

            78.       Each Borrower hereby represents and warrants to the Agent and each Lender that:

            (a)        the execution, delivery and performance by such Borrower of this Amendment and the Notes to which such Borrower is a party are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

            (b)        the execution, delivery and performance by such Borrower of this Amendment and the Notes to which such Borrower is a party do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By‑Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

            (c)        each of this Amendment and each Note to which such Borrower is a party has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms;

            (d)        all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

            (e)        as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

            79.       In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

            80.       This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            81.       This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, “borrower(s)” means the Borrowers, “creditor” means the Lenders and the Agent and “this writing” means the Loan Agreement as amended by this Amendment and the other Transaction Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

            82.       This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            83.       Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

            (a)        this Amendment, duly executed by each Borrower, each Lender and the Agent;

            (b)        the new Revolving Credit Notes (which must be in form and substance satisfactory to the Agent), duly executed by the Company;

            (c)        the Swing Line Note (which must be in form and substance satisfactory to the Agent), duly executed by the Company;

            (d)        the new Term Loan Notes (which must be in form and substance satisfactory to the Agent), duly executed by LaBarge Electronics;

            (e)        a consent of guarantors with respect to the Revolving Credit Guaranty (which must be in form and substance satisfactory to the Agent), duly executed by each of LaBarge Electronics and LaBarge/STC;

            (f)         a consent of guarantors with respect to the Term Loan Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company and LaBarge/STC;

            (g)        a copy of resolutions of the Board of Directors of the Company, duly adopted, which authorize the execution, delivery and performance of this Amendment, the Revolving Credit Notes, the Swing Line Note and the other Transaction Documents to which the Company is a party;

            (h)        a copy of resolutions of the Board of Directors of LaBarge Electronics, duly adopted, which authorize the execution, delivery and performance of this Amendment, the Term Loan Notes and the other Transaction Documents to which LaBarge Electronics is a party;

            (i)         an incumbency certificate, executed by the Secretary of the Company, which shall identify by name and title and bear the signatures of all of the officers of the Company executing this Amendment and/or any of the other Transaction Documents;

            (j)         an incumbency certificate, executed by the Secretary of LaBarge Electronics, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Electronics executing this Amendment and/or any of the other Transaction Documents;

            (k)        certificates of corporate good standing of each of the Company, LaBarge Electronics and LaBarge/STC issued by the Secretary of State of the state of its incorporation;

            (l)         evidence satisfactory to the Agent that all of the Borrower’s Obligations owed by any one or more of the Borrowers to National City Bank of Pennsylvania have been paid in full (either by one or more of the Borrowers or by one or more of the Lenders); and

            (m)      payment of all of the fees owed to U.S. Bank under that certain letter agreement dated July 23, 2008, by and among the Company and U.S. Bank.

            IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Fifth Amendment to Loan Agreement as of the 3rd day of October, 2008.

                                                                                    LABARGE, INC.

                                                                                    By/s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title: CEO and President

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By/s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    U.S. BANK NATIONAL ASSOCIATION

                                                                                    By        /s/Daniel Lee Tilghman

                                                                                    Name:             Daniel Lee Tilghman

                                                                                    Title:    Vice President

                                                                                    WELLS FARGO BANK, NATIONAL

                                                                                    ASSOCIATION

                                                                                    By        /s/Kevin L. Handley

                                                                                    Name:             Kevin L. Handley

                                                                                    Title:                Vice President

                                                                                    NATIONAL CITY BANK OF PENNSYLVANIA

                                                                                    By

                                                                                    By  /s/Brian R. Dodis

                                                                                    Name:             /s/Brian R. Dodis

                                                                                    Title:                Vice President

                                                                                    U.S. BANK NATIONAL ASSOCIATION, as Agent

                                                                                    By        /s/Daniel Lee Tilghman

                                                                                    Name:             Daniel Lee Tilghman

                                                                                    Title:    Vice President

SCHEDULE 4.08

Subsidiaries

                                                                                                                                    Issued and

                                                            Class                           Authorized                   Outstanding

LaBarge Electronics               Common                     30,000                         100

LaBarge/STC                          Common                     30,000                         100

            All of the foregoing are wholly-owned direct subsidiaries of the Company.

SCHEDULE 4.10

Other Debt, Guarantees and Capitalized Leases

Indebtedness of LaBarge, Inc. under an Industrial Development Bond issue dated August 21, 2008, in the amount of $250,000.00.

Equipment financing of LaBarge, Inc. in the aggregate amount of $313,502.51.

SCHEDULE 4.12

Existing Liens

NONE

SCHEDULE 4.18

Existing Investments

1,580,008 common shares of Norwood Abbey, Ltd. owned by LaBarge, Inc.

1 common share of Archway Insurance Ltd. owned by LaBarge, Inc.

EXHIBIT A

Borrowing Base Certificate

            This Borrowing Base Certificate is delivered pursuant to Section 2.01(b) of that certain Loan Agreement dated as of February 17, 2004, by and among LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”), the Lenders from time to time party thereto (collectively, the “Lenders”) and U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”), as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

            The Company hereby represents and warrants to the Agent and each Lender that the following information is true, correct and complete as of                         , 20          :

1.         Total Accounts of the Company                                                                                 $

2.         Ineligible Accounts of the Company:

            (a)        Over 90 Days from Invoice Date                                            $

            (b)        25% Cross-Aging                                                                    $

            (c)        Affiliate Accounts                                                                    $

            (d)        Foreign Accounts                                                                    $

            (e)        Government Accounts                                                            $

            (f)         Contra Accounts (Net)                                                            $

            (g)        Other                                                                                       $

            (h)        Total Ineligible Accounts [Sum of Items 2(a) through

                        2(g)]                                                                                         $

3.         Eligible Accounts of the Company [Sum of Item 1 minus Item 2(h)]                         $

4.         85% of face amount of Eligible Accounts of the Company                                        $

5.         Total Accounts of LaBarge Electronics                                                                      $

6.         Ineligible Accounts of LaBarge Electronics:

            (a)        Over 90 Days from Invoice Date                                            $

            (b)        25% Cross-Aging                                                                    $

            (c)        Affiliate Accounts                                                                    $

            (d)        Foreign Accounts                                                                    $

            (e)        Government Accounts                                                            $

            (f)         Contra Accounts (Net)                                                            $

            (g)        Other                                                                                       $

            (h)        Total Ineligible Accounts [Sum of Items 6(a) through

                        6(g)]                                                                                         $

7.         Eligible Accounts of LaBarge Electronics [Sum of Item 5 minus

            Item 6(h)]                                                                                                                     $

8.         85% of face amount of Eligible Accounts of LaBarge Electronics                             $

9.         Total Accounts of LaBarge/STC                                                                                 $

10.       Ineligible Accounts of LaBarge/STC:

            (a)        Over 90 Days from Invoice Date                                            $

            (b)        25% Cross-Aging                                                                    $

            (c)        Affiliate Accounts                                                                    $

            (d)        Foreign Accounts                                                                    $

            (e)        Government Accounts                                                            $

            (f)         Contra Accounts (Net)                                                            $

            (g)        Other                                                                                       $

            (h)        Total Ineligible Accounts [Sum of Items 10(a) through

                        10(g)]                                                                                       $

11.       Eligible Accounts of LaBarge/STC [Sum of Item 9 minus

            Item 10(h)]                                                                                                                   $

12.       85% of face amount of Eligible Accounts of LaBarge/STC                                        $

13.       Eligible Accounts Subtotal [Item 4 plus Item 8 plus Item 12]                          $

14.       Total Inventory of the Company, valued at the lower of cost or

            market in accordance with GAAP                                                                               $

15.       Ineligible Inventory of the Company, valued at the lower of cost or market in accordance with GAAP

            (a)        Obsolete Inventory                                                                  $

            (b)        Other                                                                                       $

            (c)        Total Ineligible Inventory [Sum of Items 15(a) and 15(b)]       $

16.       Eligible Inventory of the Company [Item 14 minus Item 15(c)]                                   $

17.       35% of Eligible Inventory of the Company, valued at the lower of

            cost or market in accordance with GAAP                                                                  $

18.       Total Inventory of LaBarge Electronics, valued at the lower of cost or

            market in accordance with GAAP                                                                               $

19.       Ineligible Inventory of LaBarge/Electronics, valued at the lower of cost or market in accordance with GAAP

            (a)        Obsolete Inventory                                                                  $

            (b)        Other                                                                                       $

            (c)        Total Ineligible Inventory [Sum of Items 19(a) and 19(b)]       $

20.       Eligible Inventory of LaBarge/Electronics [Item 18 minus

            Item 19(c)]                                                                                                                   $

21        35% of Eligible Inventory of LaBarge/Electronics, valued at the

            lower of cost or market in accordance with GAAP                                                     $

22.       Total Inventory of LaBarge/STC, valued at the lower of cost or

            market in accordance with GAAP                                                                               $

23.       Ineligible Inventory of LaBarge/STC, valued at the lower of cost or market in accordance with GAAP

            (a)        Obsolete Inventory                                                                  $

            (b)        Other                                                                                       $

            (c)        Total Ineligible Inventory [Sum of Items 23(a) and 23(b)]       $

24.       Eligible Inventory of LaBarge/STC [Item 22 minus Item 23(c)]                                  $

25.       35% of Eligible Inventory of LaBarge/STC, valued at the

            lower of cost or market in accordance with GAAP                                                     $

26.       Eligible Inventory Subtotal [Item 17 plus Item 21 plus Item 25]                                  $

27.       Borrowing Base [Sum of (a) Item 13 plus (b) Item 26; provided,

            however, that in no event may the portion of the Borrowing Base comprised of Item 26 exceed Fifty Percent (50%) of the total

            Borrowing Base before giving effect to this proviso (for example,

            if (before giving effect to this proviso) the portion of the Borrowing

            Base comprised of Item 13 was $10,000,000.00 and the portion of the Borrowing Base comprised of Item 26 was $15,000,000.00, the total Borrowing Base (after giving effect to this proviso) would be

            $22,500,000.00 ($10,000,000.00 + $12,500,000.00)]                                                $

28.       Aggregate Amount of Revolving Credit Commitments                                              $

29.       Company’s Maximum Revolving Credit Availability

            [Lesser of Item 27 or Item 28]                                                                         $

30.       Aggregate principal amount of outstanding Revolving Credit Loans              $

31.       Aggregate principal amount of outstanding Swing Line Loans                                  $

32.       Aggregate undrawn face amount of outstanding Letters of

            Credit plus all unreimbursed drawings with respect thereto                                      $

33.       Unused Availability [Item 29 minus Item 30 minus Item 31 minus Item 32]

            [Negative amount requires mandatory repayment]                                                    $

34.       Backlog of unshipped orders of the Company                                                           $

35.       Backlog of unshipped orders of LaBarge Electronics                                                $

36.       Backlog of unshipped orders of LaBarge/STC                                                           $

            If Item 33 above is negative, this Certificate is accompanied by the mandatory repayment required by Section 2.01(c) of the Loan Agreement.

            This Borrowing Base Certificate is dated as of the              day of _______________, 20           .

                                                                                    LABARGE, INC.

                                                                                    By

                                                                                    Name:

                                                                                    Title:

EXHIBIT B

REVOLVING CREDIT NOTE

$____________                                                                                                                St. Louis, Missouri

                                                                                                                                                            , 20

            FOR VALUE RECEIVED, on the last day of the Revolving Credit Period, the undersigned, LABARGE, INC., a Delaware corporation (the “Company“), hereby promises to pay to the order of                                                                                       ("Lender"), the principal sum of                                                           Dollars ($                   ), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender to the Company pursuant to the Loan Agreement. The aggregate principal amount of Revolving Credit Loans which Lender shall be committed to have outstanding under this Note at any one time shall not exceed                                                                         Dollars ($                   ), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions of this Note and of the Loan Agreement. The Company further promises to pay to the order of Lender interest on the aggregate unpaid principal amount of such Revolving Credit Loans on the dates and at the rate or rates provided for in the Loan Agreement.

            All such payments of principal and interest shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of U.S. Bank National Association located at 721 Locust Street, First Floor, Bank Lobby, St. Louis, Missouri 63101, or such other place as the Agent may from time to time designate in writing. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

            The Company shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

            Lender shall record in its books and records the date and amount of each Revolving Credit Loan made by it to the Company and the date and amount of each payment of principal and/or interest made by the Company with respect thereto; provided, however, that the obligation of the Company to repay each Revolving Credit Loan made by Lender to the Company under this Note shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and the Company shall be prima facie evidence of the items set forth therein.

            This Note is one of the Revolving Credit Notes referred to in, and is subject to, that certain Loan Agreement dated as of February 17, 2004, by and among the Company, LaBarge Electronics, Inc., the Lenders from time to time party thereto and U.S. Bank National Association, as agent for the Lenders,as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.

            This Note is secured by, among other things, the Company Patent, Trademark and License Security Agreement, the Company Security Agreement and the Company Stock Pledge Agreement, to which Company Patent, Trademark and License Security Agreement, Company Security Agreement and Company Stock Pledge Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            Upon the occurrence of any Event of Default under the Loan Agreement, Lender's obligation to make additional Revolving Credit Loans under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Company Patent, Trademark and License Security Agreement, the Company Security Agreement and/or the Company Stock Pledge Agreement, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, the Company hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on or under this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). The Company hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            [This Note is an amendment, restatement and continuation of, and not a novation of, that certain Revolving Credit Note of the Company dated                     , 20      , and payable to the order of Lender in the maximum principal amount of up to $                 . As of the date of this Note, the outstanding principal balance of the Revolving Credit Loans evidenced by this Note is $                                .]

                                                                                    LABARGE, INC.

                                                                                    By

                                                                                    Name:                                                                                                                                                 Title:

EXHIBIT C

TERM LOAN PROMISSORY NOTE

$                                                                                                                                        St. Louis, Missouri

                                                                                                                                                      , 20

            FOR VALUE RECEIVED, the undersigned, LABARGE ELECTRONICS, INC. a Missouri corporation ("LaBarge Electronics"), hereby promises to pay to the order of                                                                                             ("Lender"), the principal amount of                                                      Dollars ($                        ) in nine (9) consecutive quarterly installments as follows: eight (8) equal consecutive quarterly installments in the amount of                                                       Dollars ($                   ) each, due and payable on the last day of each November, February, May and August commencing November 30, 2008, with the ninth (9th) and final installment in the amount of the then outstanding principal balance of this Note due and payable on October 3, 2010. LaBarge Electronics further promises to pay to the order of Lender interest on the from time to time outstanding principal balance of this Note on the dates and at the rate or rates provided for in the Loan Agreement.

            All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of U.S. Bank National Association, 721 Locust Street, First Floor, Bank Lobby, St. Louis, Missouri 63101, or such other place as the Agent may from time to time designate in writing. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

            LaBarge Electronics shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

            This Note is one of the Term Loan Notes referred to in, and is subject to, that certain Loan Agreement dated as of February 17, 2004, by and among LaBarge, Inc., LaBarge Electronics, the Lenders from time to time party thereto and U.S. Bank National Association, as agent for the Lenders,as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.)  The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.

            This Note is secured by, among other things, the LaBarge Electronics Collateral Assignment of Asset Sale and Purchase Agreement, the LaBarge Electronics Membership Interest Pledge Agreement, the LaBarge Electronics Patent, Trademark and License Security Agreement and the LaBarge Electronics Security Agreement, to which LaBarge Electronics Collateral Assignment of Asset Sale and Purchase Agreement, LaBarge Electronics Membership Interest Pledge Agreement, LaBarge Electronics Patent, Trademark and License Security Agreement and LaBarge Electronics Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            Upon the occurrence of any Event of Default under the Loan Agreement, the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the LaBarge Electronics Collateral Assignment of Asset Sale and Purchase Agreement, the LaBarge Electronics Membership Interest Pledge Agreement, the LaBarge Electronics Patent, Trademark and License Security Agreement and/or the LaBarge Electronics Security Agreement, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, LaBarge Electronics hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof).  LaBarge Electronics hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            [This Note is an amendment, restatement and continuation of, and not a novation of, that certain Term Loan Promissory Note of the Company dated                     , 20      , and payable to the order of Lender in the original principal amount of $                  .]

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By

                                                                                    Name:

                                                                                    Title:

EXHIBIT G

[Date]

U.S. Bank National Association, as Agent

721 Locust Street

First Floor, Bank Lobby

St. Louis, Missouri 63101

Attention: Commercial Lending Department

The Lenders from time to time party to the

Loan Agreement referred to below

Ladies and Gentlemen:

            Reference is hereby made to that certain Loan Agreement dated as of February 17, 2004, by and among LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”), the lenders from time to time party thereto (collectively, the “Lenders”) and U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”), as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement").  All capitalized terms used and not otherwise defined herein (including all capitalized terms used in Schedule 1 attached hereto) shall have the respective meanings ascribed to them in the Loan Agreement.

            The Company hereby certifies to the Agent and each Lender that as of the date hereof:

            (a)        except as set forth below, all of the representations and warranties made by the Company, LaBarge Electronics and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Certificate as if made on and as of the date of this Certificate:

Exceptions:                                                                                                                                                                                                                                                                                                                 ;

            (b)        except as set forth below, no Default or Event of Default has occurred and is continuing:

Exceptions:                                                                                                                                                                                                                                                                                                                 ;

            (c)        the financial statements of the Company and its Subsidiaries delivered to you with this letter are true, correct and complete in all material respects and have been prepared in accordance with GAAP (subject, in the case of any interim financial statements, to normal year-end adjustments and absence of footnote disclosures); and

            (d)        Schedule 1 to this letter is a determination of the Company’s compliance with the financial covenants set forth in Section .01(o) of the Loan Agreement as of                        , 20      , in each case calculated in accordance with the Loan Agreement.

                                                                                    Very truly yours,

                                                                                    LABARGE, INC.

                                                                                    By   ______________ ________                                                                                                        Name:

                                                                                    Title:

SCHEDULE 1

Financial Covenant Information

as of                , 20

A.         CONSOLIDATED EBITDA

            (for the four consecutive fiscal quarter period of the Company ended           , 20      )

1.         Consolidated Net Income                                                                                           $

2.         Consolidated Interest Expense                                                                                   $

3.         Consolidated income tax expense                                                                 $

4.         Consolidated depreciation and amortization expense                                               $

5.         Extraordinary losses                                                                                       $

6.         Losses from the sale or other disposition of Property other than in the

            ordinary course of business                                                                           $

7.         Non-cash charge required for impairment of goodwill under FASB 142        $

8.         Extraordinary gains                                                                                         $

9.         Gains from the sale or other disposition of Property other than in the

            ordinary course of business                                                                           $

10.       Consolidated EBITDA [Sum of Line A.1 plus Line A.2 plus Line A.3 plus Line A.4 plus Line A.5 plus Line A.6 plus Line A.7 minus

            Line A.8 minus Line A.9]                                                                                 $

B.        CONSOLIDATED OPERATING CASH FLOW

            (for the four consecutive fiscal quarter period of the Company ended           , 20      )

1.         Consolidated EBITDA [Line A.10 above]                                                        $

2.         Consolidated Operating Lease Expense                                                        $

3.         Consolidated income taxes paid                                                                    $

4.         Capital Expenditures (net of Debt incurred)                                                   $

5.         Distributions                                                                                                    $

6.         Consolidated Operating Cash Flow [Sum of Line B.1 plus Line B.2 minus Line

            B.3 minus Line B.4 minus Line B.5]                                                               $

C.        CONSOLIDATED FIXED CHARGES

            (for the four consecutive fiscal quarter period of the Company ended           , 20      )

1.         Required Principal Payments                                                                         $

2.         Consolidated Interest Expense                                                                       $

3.         Consolidated Operating Lease Expense                                                        $

4.         Consolidated Fixed Charges [Sum of Line C.1 plus Line C.2 plus Line C.3]                        $

D.        MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO

            (as of              , 20      )

1.         Consolidated Operating Cash Flow [Line B.6 above]                                                $

2.         Consolidated Fixed Charges [Line C.4 above)                                               $

3.         Consolidated Debt to Consolidated EBITDA Ratio (Line D.1 divided by

            Line D.2]                                                                                                                        to 1.0

4.         Minimum Consolidated Fixed Charge Coverage Ratio permitted by

            Section 5.01(o)(i)                                                                                                        1.2 to 1.0

E.         MAXIMUM CONSOLIDATED DEBT TO CONSOLIDATED EBIDTA RATIO

            (as of              , 20      )

1.         Consolidated Debt (excludes Subordinated Debt)                                         $

2.         Consolidated EBITDA [Line A.10 above)                                                        $

3.         Consolidated Debt to Consolidated EBITDA Ratio (Line E.1 divided by

            Line E.2]                                                                                                                        to 1.0

4.         Maximum Consolidated Debt to Consolidated EBITDA Ratio permitted by

            Section 5.01(o)(ii)                                                                                                       to 1.0

F.         MINIMUM CONSOLIDATED NET WORTH

            (as of                          , 20      )

1.         50% of Consolidated Net Income (with no deductions for losses) during each fiscal quarter of the Company ended after October 3, 2008

            (such required increases to be cumulative for each such fiscal quarter)                  $

2.         100% of the net proceeds received by the Company on or after

            October 3, 2008, from the issuance of any capital stock of other equity

            Interests of the Company                                                                               $

3.         Minimum Consolidated Net Worth required by Section 5.01(o)(iii)  [Sum of

            $70,000,000.00 plus Line F.1 plus Line F.2]                                                   $

4.         Actual Consolidated Net Worth                                                                      $

EXHIBIT H

ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of                       , 20      , by and among (a) [ASSIGNOR] (the "Assignor"), (b) [ASSIGNEE] (the "Assignee"), (c) LABARGE, INC., a Delaware corporation (the “Company”), (d) LABARGE ELECTRONICS, INC., a Missouri corporation (“LaBarge Electronics”) and (e) U.S. BANK NATIONAL ASSOCIATION, as the agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

            WHEREAS, this Agreement relates to the Loan Agreement dated as of February 17, 2004, by and among the Company, LaBarge Electronics, the Assignor and the other Lenders party thereto, as Lenders, and the Agent, as amended (the "Loan Agreement");

            WHEREAS, as provided under the Loan Agreement, (a) the Assignor has a Revolving Credit Commitment to make Revolving Credit Loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $               , (b) the Assignor has made a Term Loan to LaBarge Electronics in the original principal amount of $                     , (c) the Assignor has a                                                Percent (      %) [participation] interest in each of the Swing Line Loans and (d) the Assignor has a                               Percent (      %) [participation] interest in each of the Letter(s) of Credit together with all unreimbursed drawings with respect thereto;

            WHEREAS, as of the date hereof, (a) the aggregate outstanding principal amount of all Revolving Credit Loans made by the Assignor to the Company is $              , (b) the outstanding principal amount of the Term Loan made by the Assignor to LaBarge Electronics is $                      , (c) the aggregate outstanding principal amount of Swing Line Loans is $                and (d) the aggregate undrawn face amount of all of the outstanding Letters of Credit plus all unreimbursed drawings with respect thereto is $               ; and

            WHEREAS, the Assignor proposes to sell and assign to the Assignee a                                           Percent (                    %) (the "Assigned Percentage") (a) interest in all of the rights and obligations of the Assignor under the Loan Agreement in respect of its Revolving Credit Commitment, its Revolving Credit Loans and its Term Loan, (b) [participation] interest in the Assignor’s Pro Rata Share of the aggregate outstanding principal amount of Swing Line Loans and (c) [participation] interest in the Assignor’s Pro Rata Share of the aggregate undrawn face amount of all of the outstanding Letters of Credit plus all unreimbursed drawings with respect thereto, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

            SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

            SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee (a) all of the rights of the Assignor under the Loan Agreement in respect of its Revolving Credit Commitment, its Revolving Credit Loans and its Term Loan to the extent of the Assigned Percentage, (b) a [participation] interest in all of the rights and obligations of the Assignor under the Loan Agreement in respect of its Pro Rata Share of the aggregate outstanding principal amount of Swing Line Loans to the extent of the Assigned Percentage and (c) a [participation] interest in all of the rights and obligations of the Assignor under the Loan Agreement in respect of its Pro Rata Share of the aggregate undrawn face amount of all of the outstanding Letters of Credit plus all unreimbursed drawings with respect thereto to the extent of the Assigned Percentage, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Loan Agreement in respect of its Revolving Credit Commitment, its Revolving Credit Loans and its Term Loan, its Pro Rata Share of the aggregate outstanding principal amount of Swing Line Loans and its Pro Rata Share of the aggregate undrawn face amount of all of the outstanding Letters of Credit plus all unreimbursed drawings with respect thereto, in each case to the extent of the Assigned Percentage, including the purchase from the Assignor of the corresponding portion of the principal amount of the Revolving Credit Loans and the Term Loan made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company, LaBarge Electronics and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (a) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Loan Agreement with a Revolving Credit Commitment in an amount equal to $               and a Pro Rata Share of                    %, (b) the Revolving Credit Commitment of the Assignor shall, as of the date hereof, be reduced to $               and the Pro Rata Share of the Assignor shall, as of the date hereof, be reduced to              % and (c) the Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

            SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in immediately available funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to but excluding the date hereof with respect to the Assigned Percentage are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

            SECTION 4. Notice Address. For purposes of Section 8.07 of the Loan Agreement, the Assignee’s address and facsimile number for notice purposes is as follows:

                        Attention:

                        Facsimile No.:

            [SECTION 5. Consent of the Company, LaBarge Electronics and the Agent. This Agreement is conditioned upon the consent of the Company, LaBarge Electronics and the Agent pursuant to Section 8.12(c) of the Loan Agreement. The execution of this Agreement by the Company, LaBarge Electronics and the Agent is evidence of this consent. Pursuant to Section 8.12(c) of the Loan Agreement, the Company and LaBarge Electronics hereby agree to execute and deliver new Revolving Credit Notes and new Term Loan Notes payable to the order of the Assignor and the Assignee to evidence the assignment and assumption provided for herein.]

            SECTION 6. Nonreliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company, LaBarge Electronics or any other Obligor, or the validity and enforceability of the obligations of the Company, LaBarge Electronics or any other Obligor in respect of the Loan Agreement, any Note or any other Transaction Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company, LaBarge Electronics and each other Obligor.

            SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts (including facsimile counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the Assignor, the Assignee, the Company, LaBarge Electronics and the Agent have caused this Assignment and Assumption Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                                                                    [ASSIGNOR]

                                                                                    By

                                                                                    Name:

                                                                                    Title:

                                                                                    [ASSIGNEE]

                                                                                    By

                                                                                    Name:

                                                                                    Title:

                                                                                    LABARGE, INC.

                                                                                    By  /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By  /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    U.S. BANK NATIONAL ASSOCIATION, as the

                                                                                    Agent

                                                                                    By        /s/Daniel Lee Tilghman

                                                                                    Name:             Daniel Lee Tilghman

                                                                                    Title:    Vice President

EXHIBIT I

SWING LINE NOTE

$5,000,000.00                                                                                                                   St. Louis, Missouri

                        , 20

            FOR VALUE RECEIVED, on the last day of the Revolving Credit Period, the undersigned, LABARGE, INC.,  a Delaware corporation (the "Company"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender"), the principal sum of Five Million Dollars ($5,000,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Company pursuant to the Loan Agreement. The aggregate principal amount of Swing Line Loans which the Lender shall be committed to have outstanding under this Note at any one time shall not exceed Five Million Dollars ($5,000,000.00), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions of this Note and of the Loan Agreement. The Company further promises to pay to the order of the Lender interest on the from time to time outstanding principal balance of such Swing Line Loans on the dates and at the rate or rates provided for in the Loan Agreement.

            All such payments of principal and interest shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of U.S. Bank National Association located at 721 Locust Street, First Floor, Bank Lobby, St. Louis, Missouri 63101, or such other place as the Lender may from time to time designate in writing. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

            The Company shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

            The Lender shall record in its books and records the date and amount of each Swing Line Loan made by it to the Company and the date and amount of each payment of principal and/or interest made by the Company with respect thereto; provided, however, that the obligation of the Company to repay each Swing Line Loan made by the Lender to the Company under this Note shall be absolute and unconditional, notwithstanding any failure of the Lender to make any such recordation or any mistake by the Lender in connection with any such recordation.  The books and records of the Lender showing the account between the Lender and the Company shall be prima facie evidence of the items set forth therein.

            This Note is the Swing Line Note referred to in, and is subject to, that certain Loan Agreement dated as of February 17, 2004, by and among the Company, LaBarge Electronics, Inc., the Lenders from time to time party thereto and U.S. Bank National Association, as agent for the Lenders,as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.

            This Note is secured by, among other things, the Company Patent, Trademark and License Security Agreement, the Company Security Agreement and the Company Stock Pledge Agreement, to which Company Patent, Trademark and License Security Agreement, Company Security Agreement and Company Stock Pledge Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            Upon the occurrence of any Event of Default under the Loan Agreement, the Lender's obligation to make additional Swing Line Loans under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Company Patent, Trademark and License Security Agreement, the Company Security Agreement and/or the Company Stock Pledge Agreement, or if this Note is placed in the hands of an attorney or attorneys for representation of the Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, the Company hereby promises to pay to the order of the Lender, in addition to all other amounts otherwise due on or under this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof).  The Company hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                                                                                    LABARGE, INC.

                                                                                    By    /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in (a) that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, by and among (i) LaBarge, Inc., a Delaware corporation (the “Company”) and LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) (individually, a “Borrower” and collectively, the “Borrowers”), (ii) U.S. Bank National Association, Wells Fargo Bank, National Association and National City Bank of Pennsylvania and (iii) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Fifth Amendment to Loan Agreement"), (b) that certain Revolving Credit Note of the Company dated October 3, 2008, and payable to the order of U.S. Bank National Association in the maximum principal amount of up to $17,857,142.86 (the “U.S. Bank Revolving Credit Note”), (c) that certain Revolving Credit Note of the Company dated October 3, 2008, and payable to the order of Wells Fargo Bank, National Association in the maximum principal amount of up to $7,142,857.14 (the “Wells Revolving Credit Note”) and (d) that certain Swing Line Note of the Company dated October 3, 2008, and payable to the order of U.S. Bank National Association in the maximum principal amount of up to $5,000,000.00 (the “Swing Line Note”). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Fifth Amendment to Loan Agreement, the U.S. Bank Revolving Credit Note, the Wells Revolving Credit Note and the Swing Line Note will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned, LaBarge – OCS, Inc., LaBarge Properties, Inc. and Pinnacle POS, LLC in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the Revolving Credit Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders party thereto and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and the Fifth Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company (including, without limitation, payment of (i) all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of the Company to U.S. Bank National Association evidenced by or arising under or in respect of the U.S. Bank Revolving Credit Note, as the same may from time to time be amended, modified, extended, renewed or restated, (ii) all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of the Company to Wells Fargo Bank, National Association evidenced by or arising under or in respect of the Wells Revolving Credit Note, as the same may from time to time be amended, modified, extended, renewed or restated and (iii) all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of the Company to U.S. Bank National Association evidenced by or arising under or in respect of the Swing Line Note, as the same may from time to time be amended, modified, extended, renewed or restated) is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty, (c) LaBarge – OCS, Inc., LaBarge Properties, Inc. and Pinnacle POS, LLC have been dissolved and liquidated and have no further obligations under the Revolving Credit Guaranty and (d) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 3rd day of October, 2008.

                                                                                    LABARGE ELECTRONICS, INC., Guarantor

                                                                                    By   /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By   /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in (a) that certain Fifth Amendment to Loan Agreement dated as of October 3, 2008, by and among (i) LaBarge, Inc., a Delaware corporation (the “Company”) and LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) (individually, a “Borrower” and collectively, the “Borrowers”), (ii) U.S. Bank National Association, Wells Fargo Bank, National Association and National City Bank of Pennsylvania and (iii) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Fifth Amendment to Loan Agreement"), (b) that certain Term Loan Promissory Note of LaBarge Electronics dated October 3, 2008, and payable to the order of U.S. Bank National Association in the original principal amount of $7,142,857.14 (the “U.S. Bank Term Loan Note”) and (c) that certain Term Loan Promissory Note of LaBarge Electronics dated October 3, 2008, and payable to the order of Wells Fargo Bank, National Association in the original principal amount of $2,857,142.86 (the “Wells Term Loan Note”). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Fifth Amendment to Loan Agreement, the U.S. Bank Term Loan Note and the Wells Term Loan Note will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned, LaBarge – OCS, Inc., LaBarge Properties, Inc. and Pinnacle POS, LLC in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders party thereto and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, and the Fifth Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics (including, without limitation, payment of (i) all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of LaBarge Electronics to U.S. Bank National Association evidenced by or arising under or in respect of the U.S. Bank Term Loan Note, as the same may from time to time be amended, modified, extended, renewed or restated and (ii) all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of LaBarge Electronics to Wells Fargo Bank, National Association evidenced by or arising under or in respect of the Wells Term Loan Note, as the same may from time to time be amended, modified, extended, renewed or restated) is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Term Loan Guaranty, (c) LaBarge – OCS, Inc., LaBarge Properties, Inc. and Pinnacle POS, LLC have been dissolved and liquidated and have no further obligations under the Term Loan Guaranty and (d) the Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 3rd day of October, 2008.

                                                                                    LABARGE, INC., Guarantor

                                                                                    By    /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By   /s/Craig E. LaBarge

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President